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                                              Filed Pursuant to Rule 497(e)
                                              Registration File No.: 333-93935

                         SUPPLEMENT TO THE PROSPECTUS OF
               MORGAN STANLEY DEAN WITTER TAX-MANAGED GROWTH FUND
                             DATED OCTOBER 30, 2000

     The third paragraph in the section of the Prospectus titled "FUND MANAGEMENT" is hereby replaced by the following:

     The Fund's portfolio is managed within the Sub-Advisor's Institutional Equity Group. Philip Friedman, a Managing Director of the Sub-Advisor, and William Auslander and Peter Dannenbaum, Principals of the Sub-Advisor, have been the primary portfolio managers of the Fund since its inception in April 2000 (Messrs. Friedman and Auslander) and since February 2001 (Mr. Dannenbaum). Prior to joining the Sub-Advisor in 1997, Mr. Friedman was the North American Director of Equity Research at Morgan Stanley & Co. Incorporated, and prior thereto, from 1990 to 1995, a member of the Equity Research Team at Morgan Stanley & Co. Incorporated. Mr. Auslander joined the Sub-Advisor in 1995 as an equity analyst in the Institutional Equity Group. Mr. Dannenbaum, an equity analyst with the Sub-Advisor, has been employed by the Sub-Advisor for over five years.

March 1, 2001